Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: February 6, 2024

MARATHON ASSET MANAGEMENT GP, L.L.C.

By:	/s/ Jamie Raboy
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON ASSET MANAGEMENT, L.P.

By: Marathon Asset Management, GP, L.L.C., its general partner

By:	/s/ Jamie Raboy
Name:	Jamie Raboy
Title:	Authorized Signatory

INTERNATIONALE KAPITALANLAGEGESELLSCHAFT MBH ACTING FOR SDF 2

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON BLUE GRASS CREDIT FUND, LP

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON CENTRE STREET PARTNERSHIP, L.P.

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON CLO V LTD.

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON CLO VII LTD.

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON DISTRESSED CREDIT MASTER FUND

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON STEPSTONE MASTER FUND LP

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MCSP SUB LLC

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

QUAESTIO ALTERNATIVE FUNDS S.C.A., SICAV-FIS: CMAB - SIF - CREDIT MULTI ASSET POOL B

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

TRS CREDIT FUND, LP

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON MORNINGTON FUND, L.P.

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

MARATHON PACESETTER HIGH-YIELD FUND, L.P.

By:	/s/ Jamie Raboy
Marathon Asset Management L.P., solely in its capacity as Investment Manager
Name:	Jamie Raboy
Title:	Authorized Signatory

BRUCE RICHARDS

/s/ Bruce Richards

LOUIS HANOVER

/s/ Louis Hanover